Supplement dated August 7, 2026 to the
Prospectus for your Variable Annuity
Issued by
EVERLAKE LIFE INSURANCE COMPANY

This supplement contains information about changes to your annuity contract (“Contract”) issued by Everlake Life Insurance Company. If you have any questions or would like another copy of the current Contract or Portfolio Prospectus, please call us at 1-800-457-7617.
Investment Option Updates
This Supplement is to inform you that there is a change that will impact a variable investment option that is available in your Contract. You may not have funds invested in the Portfolio being referenced below, but you are receiving this Supplement because the Portfolio is available in your Contract.
Portfolio Merger
Subject to shareholder approval, effective on or about October 9, 2026, (the “Merger Effective Date”), the following Target Portfolio will be merged into the following Acquiring Portfolio. Upon completion of the merger, all references to the Target Portfolio in the Prospectus will be deleted and replaced with the corresponding Acquiring Portfolio. In addition, following the merger the Sub-account investing in the Acquiring Portfolio will be closed to new investments except from contract owners that had Contract Value transferred to the Acquiring Portfolio as a result of the merger.
Target Portfolio	Acquiring Portfolio
LVIP American Century International Fund - Standard Class II	LVIP MFS International Growth Fund – Standard Class
What will happen to any funds you may have in the Target Portfolio
On the Merger Effective Date, the Target Portfolio will no longer be available under your Contract, and any Contract Value allocated to the Sub-account that invested in the Target Portfolio will be transferred to the Sub-account investing in the corresponding Acquiring Portfolio, as noted above. Your Contract Value in the Sub-account investing in the Acquiring Portfolio will be equal to your Contract Value in the Sub-account that invested in the Target Portfolio immediately prior to the merger.
Voluntary Transfers
You may transfer your Contract Value out of the Target Portfolio into an investment option available under your Contract for a period of 60 days prior to the Merger Effective Date. There will be no charge for the transfer, and it will not count as one of your annual free transfers under your Contract. Also, for a period of 60 days after the Merger Effective Date, any Contract Value that was transferred to the Acquiring Portfolio as a result of the merger can be transferred into an investment option available under your Contract at no charge and will not count as one of your annual free transfers. However, any investment option into which you make your transfer will be subject to the transfer limitations described in your Prospectus. Please refer to your Prospectus for detailed information about transfer limitations.

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After the Effective Date
After the Merger Effective Date, the Target Portfolio will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the Target Portfolio will be deemed an instruction for the corresponding Acquiring Portfolio. This includes, but is not limited to, Systematic Withdrawals and Dollar Cost Averaging.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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